Exhibit 99.3
Unaudited Pro Forma Condensed Consolidated Financial Statements
On July 19, 2021, SolarWinds Corporation (“Company, “we”, “us” and “our”) completed the previously announced separation of our managed service provider (“MSP” or “N-able”) business into a newly created and separately traded public company, N-able, Inc. The separation was completed by means of a distribution in which each holder of our common stock, par value $0.001 per share, received one share of N-able’s common stock, par value $0.001, for every two shares of our common stock held of record as of the close of business on July 12, 2021 (the “Record Date”). After the distribution, we will not beneficially own any shares of common stock in N-able and will no longer consolidate N-able into our financial results for periods ending after July 19, 2021 (the entire transaction being referred to as the “Separation”).
The unaudited pro forma condensed consolidated financial statements have been derived from the Company’s historical consolidated financial statements and give effect to the Separation. The unaudited pro forma condensed consolidated statements of operations reflect the Company’s results as if the Separation had occurred as of January 1, 2018. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2021 reflects the Company’s financial position as if the Separation had occurred on such date. After the date of the Separation, the historical financial results of N-able will be reflected in our consolidated financial statements as discontinued operations under U.S. generally accepted accounting principles (“GAAP”) for all periods presented through the Separation date.
The unaudited pro forma condensed consolidated financial statements are not intended to be a complete presentation of the Company’s financial position or results of operations had the Separation occurred as of and for the periods indicated. In addition, the unaudited pro forma condensed consolidated financial statements are provided for illustrative and informational purposes only and are not necessarily indicative of the Company’s future results of operations or financial condition had the Separation and related transactions been completed on the dates assumed. The unaudited pro forma condensed consolidated financial information should be read together with our historical consolidated financial statements and accompanying notes.
The “Historical” column in the unaudited pro forma condensed consolidated financial statements reflects our historical condensed consolidated financial statements for the periods presented and does not reflect any adjustments related to the Separation and related transactions.
The “N-able Separation” column in the unaudited pro forma condensed consolidated financial statements reflects the operations, assets, liabilities and equity of N-able, which have been derived from N-able’s historical condensed financial statements prepared on a “carve-out” basis of accounting.
The unaudited pro forma condensed consolidated financial statements have been prepared to include transaction accounting and autonomous entity adjustments to reflect the financial condition and results of operations as if we were a separate stand-alone entity in accordance with GAAP.
The “Transaction Accounting Adjustments” column in the unaudited pro forma condensed consolidated financial statements reflects the effects of N-able’s legal separation from the Company and includes the following adjustments:
•the impact of the separation agreement, tax matters agreement, employee matters agreement, transition services agreement, and other commercial agreements between the Company and N-able;
•the settlement of related party debt with N-able; and
•the elimination of our net investment in N-able.
The “Autonomous Entity Adjustments” column in the unaudited pro forma condensed consolidated financial statements reflects the operations and financial position of the Company as an autonomous entity when N-able was previously part of the Company, and includes the following adjustments:

•the contribution by the Company to N-able, pursuant to the separation agreement, of all assets and liabilities that comprises our business; and

•other adjustments as described in the notes to these unaudited pro forma condensed consolidated financial statements.

The pro forma adjustments represent our best estimates based on information currently available and may differ from those that will be calculated to report N-able as discontinued operations in our future filings.

The unaudited pro forma condensed financial statements have been prepared in accordance with Article 11 of the SEC’s Regulation S-X. In May 2020, the SEC adopted Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses,” or the “Final Rule”. The Final Rule became effective on January 1, 2021 and the unaudited pro forma condensed financial statements is presented in accordance therewith. The unaudited pro forma condensed consolidated financial statements do not include adjustments to reflect any potential synergies that may be achievable, or dis-synergy costs that may occur, in connection with the Separation.

SolarWinds Corporation
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of March 31, 2021
(In thousands, except share and per share information)

	Historical	N-able Separation (a)	Transaction Accounting Adjustments	Notes	Autonomous Entity Adjustments	Notes	Pro Forma Results
Assets
Current assets:
Cash and cash equivalents	$374,352	$(111,218)	$617,224	(b-d)	$—		$880,358
Accounts receivable, net of allowances of $3,023 as of March 31, 2021	116,271	(29,033)	—		4,137	(n-p)	91,375
Income tax receivable	2,286	(1,810)	115	(e)	—		591
Prepaid and other current assets	37,501	(8,543)	19,134	(f)	—		48,092
Total current assets	530,410	(150,604)	636,473		4,137		1,020,416
Property and equipment, net	58,507	(19,311)	—		—		39,196
Operating lease assets	108,030	(13,395)	—		—		94,635
Deferred taxes	143,080	(3,227)	1,031	(e)	—		140,884
Goodwill	4,192,328	(855,578)	—		—		3,336,750
Intangible assets, net	524,320	(18,425)	—		—		505,895
Other assets, net	37,837	(7,569)	—		—		30,268
Total assets	$5,594,512	$(1,068,109)	$637,504		$4,137		$5,168,044
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$19,299	$(2,181)	$—		$864	(n-p)	$17,982
Payable due to SolarWinds	—	(19,134)	19,134	(f-g)	—		—
Payable due to N-able	—	—	780	(h)	—		780
Accrued liabilities and other	56,594	(19,968)	588	(g)	—		37,214
Current operating lease liabilities	18,476	(2,882)	—		—		15,594
Accrued interest payable	154	—	—		—		154
Accrued interest payable due to SolarWinds	—	(5,722)	5,722	(b)	—		—
Income taxes payable	11,324	(1,803)	129	(e)	—		9,650
Current portion of deferred revenue	343,412	(9,688)	—		—		333,724
Current debt obligation	19,900	—	—		—		19,900
Total current liabilities	469,159	(61,378)	26,353		864		434,998
Long-term liabilities:
Deferred revenue, net of current portion	34,853	(137)	—		—		34,716
Non-current deferred taxes	47,706	(4,641)	9,188	(e)	—		52,253
Non-current operating lease liabilities	111,102	(14,162)	—		—		96,940
Other long-term liabilities	101,590	(409)	—		—		101,181
Long-term debt, net of current portion	1,879,936	—	—		—		1,879,936
Due to SolarWinds	—	(372,650)	372,650	(b)	—		—
Total liabilities	2,644,346	(453,377)	408,191		864		2,600,024
Commitments and contingencies
Stockholders’ equity:
Common Stock, $0.001 par value: 1,000,000,000 shares authorized and 315,403,617 shares issued and outstanding as of March 31, 2021	315	—	—		—		315
Preferred Stock, $0.001 par value: 50,000,000 shares authorized and no shares issued and outstanding as of March 31, 2021	—	—	—		—		—
Additional paid-in-capital/ Parent company net investment	3,124,493	(585,060)	229,313	(b-e), (g-h)	—		2,768,746
Accumulated other comprehensive income	61,462	(29,672)	—		—		31,790
Accumulated deficit	(236,104)	—	—		3,273	(n-p)	(232,831)
Total stockholders’ equity	2,950,166	(614,732)	229,313		3,273		2,568,020
Total liabilities and stockholders’ equity	$5,594,512	$(1,068,109)	$637,504		$4,137		$5,168,044
See accompanying notes to unaudited pro forma condensed consolidated financial statements.

SolarWinds Corporation
Unaudited Pro Forma Condensed Consolidated Statements of Operations
For the Three Months Ended March 31, 2021
(In thousands, except per share information)

	Historical	N-able Separation (a)	Transaction Accounting Adjustments	Notes	Autonomous Entity Adjustments	Notes	Pro Forma Results
Revenue:
Subscription	$108,988	$(80,671)	$—		$—		$28,317
Maintenance	123,040	(2,519)	—		—		120,521
Total recurring revenue	232,028	(83,190)	—		—		148,838
License	24,874	—	—		—		24,874
Total revenue	256,902	(83,190)	—		—		173,712
Cost of revenue:
Cost of recurring revenue	26,958	(11,304)	—		—		15,654
Amortization of acquired technologies	43,121	(2,704)	—		—		40,417
Total cost of revenue	70,079	(14,008)	—		—		56,071
Gross profit	186,823	(69,182)	—		—		117,641
Operating expenses:
Sales and marketing	83,297	(25,714)	(61)	(i-j)	—		57,522
Research and development	37,761	(12,042)	639	(i-j)	—		26,358
General and administrative	47,710	(20,228)	3,383	(i-j)	—		30,865
Amortization of acquired intangibles	20,057	(6,019)	—		—		14,038
Total operating expenses	188,825	(64,003)	3,961		—		128,783
Operating loss	(2,002)	(5,179)	(3,961)		—		(11,142)
Other (expense) income:
Interest expense, net	(16,174)	6,518	(6,518)	(k)	—		(16,174)
Other income, net	127	529	—		—		656
Total other (expense) income	(16,047)	7,047	(6,518)		—		(15,518)
Loss before income taxes	(18,049)	1,868	(10,479)		—		(26,660)
Income tax benefit	(10,889)	(2,410)	8,768	(l-m)	—		(4,531)
Net loss	$(7,160)	$4,278	$(19,247)		$—		$(22,129)
Net loss available to common stockholders	$(7,160)						$(22,129)
Net loss available to common stockholders per share:
Basic loss per share	$(0.02)						$(0.07)
Diluted loss per share	$(0.02)						$(0.07)
Weighted-average shares used to compute net loss available to common stockholders per share:
Shares used in computation of basic loss per share	314,246						314,246
Shares used in computation of diluted loss per share	314,246						314,246
See accompanying notes to unaudited pro forma condensed consolidated financial statements.

SolarWinds Corporation
Unaudited Pro Forma Condensed Consolidated Statements of Operations
For the Year Ended December 31, 2020
(In thousands, except per share information)

	Historical	N-able Separation (a)	Transaction Accounting Adjustments	Notes	Autonomous Entity Adjustments	Notes	Pro Forma Results
Revenue:
Subscription	$396,496	$(292,027)	$—		$—		$104,469
Maintenance	478,284	(10,371)	—		—		467,913
Total recurring revenue	874,780	(302,398)	—		—		572,382
License	144,461	(473)	—		—		143,988
Total revenue	1,019,241	(302,871)	—		—		716,370
Cost of revenue:
Cost of recurring revenue	93,255	(38,916)	—		—		54,339
Amortization of acquired technologies	181,361	(24,257)	—		—		157,104
Total cost of revenue	274,616	(63,173)	—		—		211,443
Gross profit	744,625	(239,698)	—		—		504,927
Operating expenses:
Sales and marketing	298,452	(82,034)	1,069	(i-j)	—		217,487
Research and development	126,216	(42,719)	2,257	(i-j)	—		85,754
General and administrative	137,541	(57,331)	18,098	(i-j)	—		98,308
Amortization of acquired intangibles	74,973	(23,848)	—		—		51,125
Total operating expenses	637,182	(205,932)	21,424		—		452,674
Operating income	107,443	(33,766)	(21,424)		—		52,253
Other expense:
Interest expense, net	(75,884)	28,137	(28,139)	(k)	—		(75,886)
Other expense, net	(1,240)	773	—		—		(467)
Total other expense	(77,124)	28,910	(28,139)		—		(76,353)
(Loss) income before income taxes	30,319	(4,856)	(49,563)		—		(24,100)
Income tax benefit	(128,156)	(12,014)	1,494	(l-m)	—		(138,676)
Net income	$158,475	$7,158	(51,057)		$—		$114,576
Net income available to common stockholders	$157,508						$113,877
Net income available to common stockholders per share:
Basic earnings per share	$0.51						$0.37
Diluted earnings per share	$0.50						$0.36
Weighted-average shares used to compute net income available to common stockholders per share:
Shares used in computation of basic earnings per share	310,554						310,554
Shares used in computation of diluted earnings per share	315,563						315,563
See accompanying notes to unaudited pro forma condensed consolidated financial statements.

SolarWinds Corporation
Unaudited Pro Forma Condensed Consolidated Statements of Operations
For the Year Ended December 31, 2019
(In thousands, except per share information)

	Historical	N-able Separation (a)	Transaction Accounting Adjustments	Notes	Autonomous Entity Adjustments	Notes	Pro Forma Results
Revenue:
Subscription	$320,747	$(251,695)	$—		$—		$69,052
Maintenance	446,450	(10,558)	—		—		435,892
Total recurring revenue	767,197	(262,253)	—		—		504,944
License	165,328	(1,265)	—		215	(o-p)	164,278
Total revenue	932,525	(263,518)	—		215		669,222
Cost of revenue:
Cost of recurring revenue	79,571	(33,253)	—		269	(p)	46,587
Amortization of acquired technologies	175,883	(24,067)	—		—		151,816
Total cost of revenue	255,454	(57,320)	—		269		198,403
Gross profit	677,071	(206,198)	—		(54)		470,819
Operating expenses:
Sales and marketing	264,199	(70,254)	212	(i)	—		194,157
Research and development	110,362	(37,172)	2,692	(i)	32	(o)	75,914
General and administrative	97,525	(38,971)	15,798	(i)	—		74,352
Amortization of acquired intangibles	69,812	(23,189)	—		—		46,623
Total operating expenses	541,898	(169,586)	18,702		32		391,046
Operating income	135,173	(36,612)	(18,702)		(86)		79,773
Other (expense) income:
Interest expense, net	(108,071)	33,805	(33,812)	(k)	—		(108,078)
Other income, net	402	(386)	—		300	(n)	316
Total other expense	(107,669)	33,419	(33,812)		300		(107,762)
(Loss) income before income taxes	27,504	(3,193)	(52,514)		214		(27,989)
Income tax (benefit) expense	8,862	(5,705)	(11,065)	(l-m)	48	(m)	(7,860)
Net (loss) income	$18,642	$2,512	$(41,449)		$166		$(20,129)
Net (loss) income available to common stockholders	$18,441						$(20,129)
Net (loss) income available to common stockholders per share:
Basic (loss) earnings per share	$0.06						$(0.07)
Diluted (loss) earnings per share	$0.06						$(0.07)
Weighted-average shares used to compute net (loss) income available to common stockholders per share:
Shares used in computation of basic (loss) earnings per share	306,768						306,768
Shares used in computation of diluted (loss) earnings per share	311,168						306,768
See accompanying notes to unaudited pro forma condensed consolidated financial statements.

SolarWinds Corporation
Unaudited Pro Forma Condensed Consolidated Statements of Operations
For the Year Ended December 31, 2018
(In thousands, except per share information)

	Historical	N-able Separation (a)	Transaction Accounting Adjustments	Notes	Autonomous Entity Adjustments	Notes	Pro Forma Results
Revenue:
Subscription	$265,591	$(216,750)	$—		$—		$48,841
Maintenance	402,938	(9,318)	—		—		393,620
Total recurring revenue	668,529	(226,068)	—		—		442,461
License	164,560	(2,226)	—		877	(o-p)	163,211
Total revenue	833,089	(228,294)	—		877		605,672
Cost of revenue:
Cost of recurring revenue	70,744	(30,920)	—		684	(p)	40,508
Amortization of acquired technologies	175,991	(26,428)	—		—		149,563
Total cost of revenue	246,735	(57,348)	—		684		190,071
Gross profit	586,354	(170,946)	—		193		415,601
Operating expenses:
Sales and marketing	227,468	(62,278)	393	(i)	—		165,583
Research and development	96,272	(32,892)	1,732	(i)	129	(o)	65,241
General and administrative	80,641	(33,286)	10,157	(i)	51	(n)	57,563
Amortization of acquired intangibles	66,788	(23,716)	—		—		43,072
Total operating expenses	471,169	(152,172)	12,282		180		331,459
Operating income	115,185	(18,774)	(12,282)		13		84,142
Other expense:
Interest expense, net	(142,008)	34,523	(34,714)	(k)	—		(142,199)
Other expense, net	(94,887)	1,742	—		3,260	(n)	(89,885)
Total other expense	(236,895)	36,265	(34,714)		3,260		(232,084)
Loss before income taxes	(121,710)	17,491	(46,996)		3,273		(147,942)
Income tax benefit	(19,644)	3,799	(19,705)	(l-m)	756	(m)	(34,794)
Net loss	$(102,066)	$13,692	$(27,291)		$2,517		$(113,148)
Net income available to common stockholders	$364,635						$353,934
Net income available to common stockholders per share:
Basic earnings per share	$2.60						$2.52
Diluted earnings per share	$2.56						$2.48
Weighted-average shares used to compute net income available to common stockholders per share:
Shares used in computation of basic earnings per share	140,301						140,301
Shares used in computation of diluted earnings per share	142,541						142,541
See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

The adjustments included in the unaudited pro forma condensed consolidated financial statements are described below:

(a)Reflects the operations, assets, liabilities and equity of N-able, which have been derived from N-able’s historical combined financial statements prepared on a “carve-out” basis of accounting.

Note 1: Transaction Accounting Adjustments

This note should be read in conjunction with other notes in the pro forma condensed consolidated financial statements. Adjustments included in the column under the heading “Transaction Accounting Adjustments” represent the following:

(b)Reflects the settlement of the outstanding related party indebtedness between us and N-able of $372.7 million. To settle the outstanding related party indebtedness, N-able will enter into new debt for an estimated principal amount of $350.0 million and estimated debt issuance costs of $9.9 million. The adjustment includes the removal of $5.7 million of related accrued and unpaid interest payable.

(c)Reflects an estimated cash payment N-able will distribute to SolarWinds in connection with the Separation.

(d)In connection with the Separation, N-able will enter into privately negotiated agreements with certain accredited investors to sell newly-issued shares of N‑able common stock for net proceeds of $216 million. The transaction is referred to as the "Private Placement". Upon the closing of the Private Placement, and prior to consummation of the separation and distribution, N-able will pay a dividend to SolarWinds in an amount equal to the net proceeds of the Private Placement. This adjustment reflects the dividend payment N-able will distribute to SolarWinds in connection with the Private Placement.

(e)Represents the pro forma adjustments for income taxes after discontinued operations were removed in connection with the Separation.

(f)Reflects outstanding intercompany trade receivables due from N-able that will remain outstanding upon completion of the Separation.

(g)Represents intercompany employee related liabilities that were historically assigned to N-able on a carve-out basis of accounting which were fully eliminated in the carve-out basis of accounting and are still fully eliminated under the discontinued operation basis of accounting.

(h)Reflects outstanding intercompany trade payables due to N-able that will remain outstanding upon completion of the Separation.

(i)Adjustment represents general corporate overhead costs related to executive management, finance, legal, information technology, and other shared services functions that were historically assigned to N-able on a carve-out basis of accounting which SolarWinds expect to be representative of pro forma continuing operations. The pro forma adjustments are summarized below:

	For the three months ended March 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018
	(in thousands)
Sales and marketing	$11	$1,160	$212	$393
Research and development	649	2,313	2,692	1,732
General and administrative	9,533	28,229	15,798	10,157
	$10,193	$31,702	$18,702	$12,282

(j)Represents the transaction costs directly attributable to the separation of N-able, which will be retrospectively reclassified to discontinued operations upon completion of the Separation. There were no transaction costs for the years ended December 31, 2019 and 2018, respectively. The pro forma adjustments are summarized below:

	For the three months ended March 31, 2021	For the year ended December 31, 2020
	(in thousands)
Sales and marketing	$(72)	$(91)
Research and development	(10)	(56)
General and administrative	(6,150)	(10,131)
	$(6,232)	$(10,278)

(k)Reflects the removal of the historical interest expense related to the outstanding related party indebtedness expected to be repaid as described in Note (b) above.

(l)Reflects the removal of the income tax effect of the historical interest expense and income related to the outstanding related party indebtedness as described in Notes (b) and (k) above. The pro forma adjustments are summarized below:

	For the three months ended March 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018
	(in thousands)
Income tax expense (benefit)	$349	$1,490	$(4,763)	$(8,132)

(m)Represents the income tax effect of the pro forma adjustments calculated using enacted statutory tax rates applicable at the legal entity in which the pro forma adjustments were made.

Note 2: Autonomous Entity Adjustments

This note should be read in conjunction with other notes in the pro forma condensed consolidated financial statements. Adjustments included in the column under the heading “Autonomous Entity Adjustments” represent the following:

(n)In connection with the Separation, the Company and N-able entered into a transition services agreement whereby the Company and N-able will provide certain post-closing services to each other on a transitional basis. As such, a pro forma adjustment has been recorded to general and administrative expenses for services incurred by the Company from N-able and a pro forma adjustment has been recorded to other income for services provided by the Company to N-able to reflect this contractual arrangement. The pro forma adjustments are summarized below:

	For the year ended December 31, 2019	For the year ended December 31, 2018
	(in thousands)
General and administrative	$—	$51
Other income	300	3,260
	$300	$3,209

(o)Represents the impact of the software cross license agreement that will be entered into between N-able and the Company after the Separation pursuant to which N-able will grant to the Company a generally perpetual, irrevocable, nonexclusive, worldwide and, subject to certain exceptions, royalty-free license to certain software libraries and internal tools for limited uses. We will be able to sublicense our rights to third parties solely for use on behalf of us. We will pay a license fee to N-able for the license to certain software libraries. We will also grant to N-able a generally perpetual, irrevocable, non-exclusive, worldwide and, subject to certain exceptions, royalty-free license to certain software libraries and internal tools for limited uses. We will be able to sublicense our rights to third parties solely for use on behalf of us. The pro forma adjustments are summarized below:

	For the year ended December 31, 2019	For the year ended December 31, 2018
	(in thousands)
License revenue	$113	$454
Research and development	32	129
	$81	$325

(p)Represents the impact of the software OEM agreement that will be entered into between N-able and us after the Separation pursuant to which N-able will grant to us a non-exclusive and royalty-bearing license to market, advertise, distribute and sublicense certain N-able software products to customers on a worldwide basis. We will enter into a substantially similar software OEM agreement under which we will grant to N-able a non-exclusive and royalty-bearing license to market, advertise, distribute and sublicense certain of our software products to customers on a worldwide basis. The pro forma adjustments are summarized below:

	For the year ended December 31, 2019	For the year ended December 31, 2018
	(in thousands)
License revenue	$102	$423
Cost of recurring revenue	269	684
	$(167)	$(261)

The following table illustrates the accumulated impact of footnotes a, b, c and d:

March 31, 2021
(in thousands)
Cash and cash equivalents
Historical	$374,352
N-able Separation (a)	(111,218)
N-able repayment of outstanding indebtedness (b)	372,650
Cash distribution to SolarWinds (c)	28,574
Dividend payment to SolarWinds (d)	216,000
$880,358

The following table illustrates the accumulated impact of footnotes a, b, c, d, e, g and h:

March 31, 2021
(in thousands)
Additional paid-in-capital/Parent company net investment
Historical	$3,124,493
N-able separation (a)	(585,060)
Removal of unpaid interest expense (b)	(5,722)
Cash distribution to SolarWinds (c)	28,574
Dividend payment to SolarWinds (d)	216,000
Tax adjustments (e)	(8,171)
Intercompany employee related liabilities elimination (g)	(588)
Outstanding trade payables due to N-able (h)	(780)
$2,768,746